Exhibit 10.20

TERCER ENMIENDA A CONTRATO DE ARRENDAMIENTO que celebran por una parte, INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., representada en este acto por el SR. PABLO CHARVEL OROZCO (de ahora en adelante denomindao “ARRENDADOR”), como por otra parte FOOTPRINT MX, S. DE R.L. DE C.V. representada en este acto por el SR. TROY M. SWOPE, ((de ahora en adelante denomindao “ARRENDATARIO”) como otra parte formalizan al tenor de las siguientes declaraciones y clausulas.	THIRD AMENDMENT TO LEASE AGREEMENT entered into by and between INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V. herein represented by MR. PABLO CHARVEL OROZCO, (hereinafter referred to as “LESSOR”) as a first party, and FOOTPRINT MX, S. DE R.L. DE C.V., herein represented by MR. TROY M. SWOPE (hereinafter referred to as “LESSEE”) as a second party, pursuant to the following recitals and clauses.
DECLARACIONES:	RECITALS:

El ARRENDADOR declara en este acto por conducto de Representante Legal, Sr. PABLO CHARVEL OROZCO:	LESSOR hereby declares by means of its Legal Representative, Mr. PABLO CHARVEL OROZCO:

I. Que el ARRENDADOR se encuentra debidamente representado por el Sr. PABLO CHARVEL OROZCO, quien tiene capacidad legal suficiente para actuar en su representación y para obligarla en los términos del presente Enmienda a Contrato de Arrendamiento, según la Escritura Pública No. 80,532, libro 1,604, de fecha 11 de Marzo del 2020, pasada ante la fe del Lic. Joaquín Ignacio Mendoza Pertierra, Notario Público No. 62 de la ciudad de México. En mas, el Sr. PABLO CHARVEL OROZCO manifiesta que tales facultades no le han sido revocadas ni limitadas en forma alguna.	I. That LESSOR is duly represented herein by MR. PABLO CHARVEL OROZCO, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Amendment to Lease Agreement, as evidenced in Public Instrument No. 80,532, book 1,604, dated March 11, 2020, executed before Attorney Joaquin Ignacio Mendoza Pertierra, Notary Public No. 62 in the city of Mexico. Furthermore, MR. PABLO CHARVEL OROZCO hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

II. Que el ARRENDADOR tiene su domicilio legal en Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.	II. That LESSOR has its legal address at Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.

El ARRENDATARIO declara en este acto por conducto de su Representante Legal, Sr. TROY M. SWOPE:	LESSEE hereby declares by means of its Legal Representative, Mr. TROY M. SWOPE:

III. Que el ARRENDATARIO se encuentra debidamente representado por el Sr. TROY M. SWOPE, quien tiene capacidad legal suficiente para actuar en su representación y para obligarla en los términos del presente Enmienda a Contrato de Arrendamiento, según la Escritura Pública No. 102,861, del volumen 2,482, de fecha 28 de Abril del 2015, otorgada ante el Licenciado Carlos Enríquez de Rivera Castellanos, Notario Público número 9 de la ciudad de Mexicali, Baja California, México. Asimismo, el Sr. TROY M. SWOPE manifiesta que tales facultades no le han sido revocadas ni limitadas en forma alguna.	III. That LESSEE is duly represented herein by MR. TROY M. SWOPE, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement, as evidenced in Public Instrument Number 102,861, volume 2,482, issued on April 28, 2015, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number 9 of the City of Mexicali, Baja California, Mexico. Furthermore, MR. TROY M. SWOPE hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

IV. Que el domicilio en que tiene el principal asiento de sus operaciones es el ubicado en Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, en Mexicali, Baja California, México, y que el Registro Federal de Contribuyentes del ARRENDATARIO es ERI-0548-3E6	IV. The address at which it has its principal place of business is located in Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, Mexicali, Baja California, México, and LESSEE’S Federal Tax Payers Registry number is ERI-0548-3E6.

Ambas partes declaran de manera conjunta:	The Parties hereby declare jointly:

V. Que celebraron un Contrato de Arrendamiento, (en lo subsecuente referido como el “Contrato”), de fecha 01 de Agosto del 2019.	V. That they entered into a Lease Agreement (hereinafter referred to as the “Lease”), dated August 01, 2019.

VI. Que ejecutado al Primer Enmienda al Contrato de Arrendamiento el día 01 de Julio del 2020.	VI. That they executed a First Amendment to the Lease Agreement on July 01, 2020.

VII. Que ejecutado al Segundo Enmienda al Contrato de Arrendamiento el día 22 de Septiembre del 2020.	VII. That they executed a Second Amendment to the Lease Agreement on September 22, 2020.

VIII. Que es su intención celebrar el presente Ebmienda al Contrato de Arrendamiento, tal y como se estipula a continuación.	VIII. That it is their intention to enter into this Amendment to Lease Agreement, as provided for herein.

De conformidad a todo lo anterior, las partes acuerdan las siguientes:	Pursuant to the above, the parties agree as follows:

CLAUSULAS:	C L A U S E S :

PRIMERA. Definiciones. Los términos aquí establecidos pero no definidos, tendrán el mismo significado que lo establecido en el Contrato.	FIRST. Defined Terms. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Lease.

SEGUNDA. Modificación de Clausula. Se modifica la Cláusula Primera del Enmienda para quedar como sigue:	SECOND. Clause Modification. Clause first of the Lease Agreement is modified to read as follows:

PRIMERA. OBJETO DE ESTE CONTRATO, CONSTRUCCIONES Y MEJORIAS.	FIRST. PURPOSE OF LEASE AGREEMENT, CONSTRUCTIONS AND IMPROVEMENTS.

En los términos y condiciones que se establecen más adelante, el objeto del presente Contrato es el siguiente:	On the terms and conditions set forth hereinafter, the purpose of this Lease Agreement is as follows:

A. El ARRENDADOR da en arrendamiento al ARRENDATARIO y el ARRENDATARIO toma en arrendamiento del ARRENDADOR, la PROPIEDAD ARRENDADA a que se refiere la Declaración VI anteriormente expuesto, la descripcion lo cual pro lo prensente esta reproducida literalmente insertado, con el proposito de realizar en el mismo, exclusivamente actividades de manufactoras ligeras. Dichas actividades no podrán violar las disposiciones del Reglamento del Parque Industrial cuya copia se agrega a este contrato como Anexo “H”, ni cualquier Ley, Reglamento u ordenamiento público ya sea del ámbito federal o local, especialmente los relacionados a la materia ambiental y sanitaria.	A. LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR the LEASED PROPERTY as described in Recital VI hereinabove, description which is hereby considered reproduced as if literally inserted, for the purpose of performing activities consisting of light manufacturing. Such activities shall not violate the Industrial Park regulations a copy of which is attached hereto as Exhibit “H“, or any federal or local Law, Regulation or public ordinance, particularly all regulations related to sanitary and environmental controls.

B. El ARRENDADOR por su propio gasto ha construido en cumplimiento de toda la regulaciones aplicables, el arrendamiento Propiedad y mejoras descritas en la Declaración VI, a las cuales en su conjunto se denominará como la “Propiedad Arrendada”. El ARRENDADOR por medio del presente se obliga a garantizar las condiciones y calidad de las Mejorias del Arrendador.	B. LESSOR at his own cost and expense has constructed in compliance with all applicable regulations, the Leased Property and improvements referred to in Recital VI, which shall collectively be referred to as “Leased Property”. LESSOR hereby agrees to guarantee the conditions and quality of Lessor´s Improvements.

C. Las Mejorias contractuales, cualquiera que sea su naturaleza, dentro de la Propiedad Arrendada, se considerarán por las partes como parte de la Propiedad Arrendada, por lo cual el valor de renta de la misma será negociado oportunamente por el ARRENDADOR y el ARRENDATARIO, considerando para el efecto la superficie, su naturaleza, materiales de construcción y acabados de la misma según su destino. En cualquier caso, las anteriores precisiones y cualesquier otras necesarias seran acordados por escrito y firmadas por las partes.	C. Contractual Improvements, within the Leased Property, whatever its nature, will be considered by the parties as part of the Leased Property under this Agreement, for which rent value will be timely negotiated by LESSEE and LESSOR, considering the surface, its nature, construction materials and furnishings of the same, considering its purpose. In any event, all such precisions and others necessary shall be agreed on writing and executed by the parties.

El importe de renta establecido en la Cláusula Tercera del presente Contrato, se determinó con base en la superficie arrendada y las Mejoiras del Arrendador aquí establecidas.	The amount of rent established in Clause Third of this Agreement, has been determined based on the leasable surface and Lessor’s Improvements upon.

D) El ARRENDATARIO tendrá el derecho de solicitar al ARRENDADOR hasta $580,000.00 dólares (Quinientos Ochenta Mil dólares 00/100 moneda de los Estados Unidos), para ser utilizado ya sea en su totalidad o parcialmente, debiendo aplicarse exclusivamente en construcciones y/o mejori as adicionales a la Propiedad Arrendada.	D) LESSEE hereby obtains the right to request LESSOR up to $580,000.00 dollars (Five hundred and eighty thousand dollars 00/100 currency of the United States), to be used either in whole or in part, and must be applied exclusively to any construction and/or additional improvement to the Leased Property.

Dicha solicitud deberá contener la descripción de la construcción y/o mejorias adicionales, la cual será revisada y aprobada por escrito por EL ARRENDADOR, una vez que esta solicitud sea aprobada por el ARRENDADOR, éste generara un documento, el cual será identificado como “Mejorias a la propiedad Arrendada”, el cual formara parte integral del presente contrato, mediante el cual se establecerá; (i) Descripción de la construcción y/o mejorias adicionales solicitada por el ARRENDATARIO (ii) El monto autorizado a ser utilizado por el ARRENDATARIO para las construcciones y/o mejorias adicionales a la Propiedad Arrendada (iii) El importe mensual a pagar (iv) La fecha inicio de pago y (v) El plazo del arrendamiento adicional por las mejorias autorizadas.

Said request must contain the description of the construction and/or additional improvement, which will be reviewed and approved in writing by THE LESSOR, once said request is approved by the LESSOR, it will generate a document, which will be identified as ”Improvements to the Leased Property”, which will form an integral part of this contract, through which will be established; (i) Description of the construction and / or additional improvement requested by the LESSEE (ii) The amount authorized to be used by the LESSEE for the construction and/or additional improvements to the Leased Property (iii) The monthly amount to be paid (iv) The commencement date of payment and (v) The term of the additional lease for the authorized improvements.

Cualquier construcción y/o mejorias adicionales que lleve a cabo el ARRENDADOR sobre la Propiedad Arrendada, ocasionará el correspondiente ajuste de renta del importe de renta establecido en la Cláusula Tercera.	Any construction and/or additional improvements performed by LESSOR over the Leased Property shall cause the corresponding rent adjustment of the amount of rent established in Clause Third.

TERCERA. Fecha de Inicio. Para los efectos del presente Enmienda, la Fecha de Inicio en cual ARRENDATARIO será legalmente obligado a partir de la firma del presente Enmienda.	THIRD. Commencement Date. For the purpose of this Amendment, the Commencement Date upon which LESSEE shall be bound to the obligations set forth herein shall be at the signing of this amendment.

CUARTA. Plenamente vigentes. Ambas partes acuerdan y se obligan a mantener vigentes y respetar todos y cada uno de los Términos y Condiciones establecidos en el Contrato de Arrendamiento, en todo aquello que no se contraponga a los términos del presente Endmieda a Contrato de Arrendamiento.	FOURTH. Full force and effect. Both parties hereby agree and are bound to keep in effect and honor all and each one of the Terms and Conditions contained in the Lease, in all matters not contravening the terms of the present Amendment to Lease Agreement.

Y EN PRUEBA DE CONFORMIDAD las partes ejecutan el presente convenio modificatorio por duplicado en la ciudad de Mexicali, Baja California, el día primero (01) de Octubre del año dos mil veinte (2020).	IN WITNESS WHEREOF the parties execute this Amendment by duplicate, in the City of Mexicali, Baja California, on first (01), of October year two thousand and twenty (2020).

ARRENDADOR:	LESSOR:

/s/ PABLO CHARVEL OROZCO	/s/ PABLO CHARVEL OROZCO
INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Representada PABLO CHARVEL OROZCO.	INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Represented by PABLO CHARVEL OROZCO.

ARRENDATARIA:	LESSEE:

/s/ TROY M. SWOPE	/s/ TROY M. SWOPE
FOOTPRINT MX, S. DE R.L. DE C.V., Representada por TROY M. SWOPE.	FOOTPRINT MX, S. DE R.L. DE C.V., Represented by TROY M. SWOPE.

TESTIGOS:	WITNESSES:

/s/ [witness signature]	/s/ [witness signature]

/s/ Steve Burdumy	/s/ Steve Burdumy

Anexo H / Exhibit H

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]